UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report: April 26, 2005
               (Date of Earliest Event Reported) FEBRUARY 23, 2005

                          CENTURION GOLD HOLDINGS, INC.
             (Exact name of Registrant as specified in its charter)

           Florida                         000-49810              65-1129207
(State or other jurisdiction of    (Commission File Number)   (I.R.S. Employer
incorporation or organization)                               Identification No.)

                 12 MAIN REEF ROAD, PRIMROSE, SOUTH AFRICA 1401
              (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: +27(11)873-5315

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
 Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
 Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Secured Convertible Note Offering to Laurus Master Fund, Ltd.
-------------------------------------------------------------

This Amendment No. 1 (the "Amendment") amends and supplements the Form 8-K (the "Form 8-K") filed on February 23, 2005 by us. By this amendment, we are supplementing our disclosure related to the sale to Laurus Master Fund, Ltd. (the "Purchaser") of a Convertible Term Note (the "Laurus Note") in the aggregate principal amount of Ten Million Dollars ($10,000,000) (US).

The net proceeds of the financing are currently held in a restricted account until our registration statement on Form SB-2(covering shares issuable upon the exercise of the Laurus Note and shares underlying a warrant held by the Purchaser) is declared effective and the Purchaser converts the Laurus Note. Conversions are limited to a percentage of the volume of the Company's common stock on a monthly basis. If the average closing price of our common stock is less than 110% of the fixed conversion price of $.30 per share for the five trading days immediately preceding a repayment date, then the holder may elect to provide us with notice requiring conversion of the Monthly Amount (as defined in the Laurus Note) at a conversion price equal to 85% of the average five lowest closing prices of our common stock during the 22 trading days immediately prior to the date of delivery of such notice, provided such conversion does not exceed 25% of the aggregate dollar trading volume of our common stock for the 22 trading days immediately preceding delivery of notice.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

EXHIBIT
NUMBER      DESCRIPTION
------      -----------

99.1 Secured Convertible Term Note (filed as Exhibit 99.1 to our report on Form 8-K filed on February 23, 2005 (the "February 23 Report"))

99.2        Securities Purchase Agreement (without schedules) (filed as Exhibit
            99.2 to the February 23 Report)

99.3        Master Security Agreement (filed as Exhibit 99.3 to the February 23
            Report)

99.4        Stock Pledge Agreement (filed as Exhibit 99.4 to the February 23
            Report)

99.5 Guaranty by Centurion Delaware (filed as Exhibit 99.5 to the February 23 Report)

99.6        Laurus Warrant (filed as Exhibit 99.6 to the February 23 Report)

99.7 Restricted Account Agreement (filed as Exhibit 99.7 to the February 23 Report)

99.8 Amendment No. 1 to the Secured Convertible Term Note, dated September 23, 2004 (filed as Exhibit 99.8 to the February 23 Report)

99.9 Investment Agreement (without schedules) (filed as Exhibit 99.9 to the February 23 Report)

                                       SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this amended report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        CENTURION GOLD HOLDINGS, INC.


                                        By: /s/ Andrew Dale Paul
                                            --------------------------------
                                        Andrew Dale Paul
                                        Chairman and Chief Executive Officer

                                        Dated: April 26, 2005